Long-term Investments - Schedule of Available-for-Sale Debt Investments Measured at Fair Value and Consist of Convertible Debt Instruments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Schedule of Investments [Abstract]
Cost or Amortized cost	¥ 844,790	$ 120,803	¥ 819,790
Gross unrealized gains	23,075	3,300	35,062
Gross unrealized losses	(265,205)	(37,924)	(65,870)
Fair value	¥ 602,660	$ 86,179	¥ 788,982